Exhibit 10.55

EXECUTION VERSION

Waiver to Loan Agreement

THIS WAIVER TO LOAN AGREEMENT (this “Agreement”) dated as of June 14, 2017 and effective as of March 31, 2017 (the “Effective Date”), is by and among TOWERSTREAM CORPORATION, a Delaware corporation, TOWERSTREAM I, INC., a Delaware corporation, HETNETS TOWER CORPORATION, a Delaware corporation (collectively, with Towerstream Corporation and Towerstream I, Inc., the “Borrowers”), the MAJORITY LENDERS and MELODY BUSINESS FINANCE, LLC, a Delaware limited liability company, as administrative agent for the Lenders (in such capacity, “Administrative Agent”).

WITNESSETH:

WHEREAS, Borrowers, the financial institutions from time to time party thereto (the “Lenders”) and Administrative Agent are parties to that certain Loan Agreement dated as of October 16, 2014 (as amended and supplemented to date and as further amended, amended and restated or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, Borrowers have requested that certain terms of the Loan Agreement be waived in the manner as hereinafter provided, and Administrative Agent and the Majority Lenders, subject to the terms and conditions contained herein, have agreed to such waiver to be effective as of the date hereof;

WHEREAS, Parent delivered to the Administrative Agent audited consolidated balance sheet of Parent and its consolidated Subsidiaries as at the end of December 31, 2016 and the related audited consolidated statements of operations, of stockholders’ equity and of cash flows for such year, which consolidated financial statements were delivered under cover of the Report of Independent Registered Public Accounting Firm of Marcum LLP, independent certified public accountants of Parent and its consolidated Subsidiaries, which report contained a going concern qualification in violation of Section 6.1(a)(i) of the Loan Agreement (the “Existing Event of Default”).

NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereby agree as follows:

1.     Definitions. All capitalized terms defined in the Loan Agreement (as amended hereby) and not otherwise defined in this Agreement shall have the same meanings as assigned to them in the Loan Agreement (as amended hereby) when used in this Agreement, unless the context hereof shall otherwise require or provide.

2.     Waiver. Notwithstanding any rights and remedies, including remedies under Article 9 of the Loan Agreement, Administrative Agent and the Lenders have under the Loan Agreement and the other Loan Documents, effective as of the Effective Date but subject to the provisions of Section 7 hereof, Administrative Agent and the Majority Lenders hereby waive the covenant breach and Borrowers’ failure to otherwise comply with the terms of the Loan Agreement due to the Existing Event of Default and hereby waive the Event of Default resulting from such covenant breach and such failure to otherwise comply with the terms of the Loan Agreement.

3.     Ratification of Loan Documents. Each of Borrowers, Administrative Agent and each Majority Lender further agrees that the Liens created by the Loan Documents shall continue and carry forward until the Obligations are paid and performed in full. Borrowers further agree that such Liens are hereby ratified and affirmed as valid and subsisting against the property described in the Loan Documents and that this Agreement shall in no manner vitiate, affect or impair the Loan Agreement or the other Loan Documents (except as expressly modified in this Agreement), and that such Liens shall not in any manner be waived, released, altered or modified. Borrower acknowledges and agrees that as of the Effective Date, to its current and actual knowledge, there are no offsets, defenses or claims against any part of the Obligations.

4.     Reference to and Effect upon the Loan Agreement.

(a)     Except as expressly set forth herein, the execution, delivery and effectiveness of this Agreement shall not directly or indirectly (i) except as expressly set forth in Section 2 hereof, and only to such extent, constitute a consent or waiver of any past, present or future violations of any provisions of the Loan Agreement or any other Loan Document or constitute a novation of any of the Obligations under the Loan Agreement or other Loan Document or (ii) constitute a course of dealing or other basis for altering any Obligations or any other contract or instrument. Except as expressly set forth herein, each Secured Party reserves all of its rights, powers, and remedies under the Loan Agreement, the other Loan Documents and applicable law. All of the provisions of the Loan Agreement and the other Loan Documents are hereby reiterated.

(b)     Other than the Existing Event of Default, no Secured Party has waived (regardless of any delay in exercising such rights and remedies), any Default or Event of Default that may be continuing on the date hereof or any Default or Event of Default that may occur after the date hereof (whether the same as or similar to the Existing Event of Default or otherwise), and no Secured Party has agreed to forbear with respect to any of its rights or remedies concerning any Defaults or Event of Default, that may have occurred or are continuing as of the date hereof, or that may occur after the date hereof.

(c)     Borrower and the other Loan Parties acknowledge and agree that Administrative Agent’s and the Majority Lenders’ agreement to provide the waiver set forth in Section 2 hereof does not in any manner whatsoever limit any Secured Party’s right to insist upon strict compliance by Borrowers and the other Loan Parties with the Loan Agreement, this Agreement or any other Loan Document.

5.     Representations and Warranties. Each Borrower hereby certifies that, after giving effect to this Agreement:

(a)     The representations and warranties of Borrower contained in Article 5 of the Loan Agreement or which are contained in any document furnished at any time under or in connection with the Loan Agreement, that are qualified by materiality are true and correct on and as of the date hereof, and each of the representations and warranties of Borrower contained in Article 5 of the Loan Agreement or which are contained in any document furnished at any time under or in connection with the Loan Agreement, that are not qualified by materiality are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct, or true and correct in all material respects, as the case may be, as of such earlier date;

Waiver to Loan Agreement

(b)     this Agreement has been duly authorized, executed and delivered by Borrower and constitutes a legal, valid and binding obligation of Borrower, except as may be limited by general principles of equity or by the effect of the Bankruptcy Code or any applicable similar statute; and

(c)     after giving effect to this Agreement and except for the Existing Event of Default, no Default or Event of Default exists.

6.     Acknowledgment of Indebtedness. Borrower hereby agrees and acknowledges that (x) as of June 14, 2017, Borrower is indebted to Administrative Agent and the Lenders in the principal amount of not less than $33,612,808.16 (excluding PIK Interest that has accrued on and after April 1, 2017) under the Loan Agreement; (y) such amount remains outstanding and unpaid without setoff, counterclaim or defenses; and (z) such amount is subject to increase or other adjustment as a result of any and all interest, fees and other charges including, without limitation, advisors’ fees, attorneys’ fees and costs of collection to the extent that such amount is payable to Administrative Agent and/or the Lenders under the Loan Documents.

7.     Conditions to Effectiveness. This Agreement shall not be effective until the following conditions precedent have been satisfied:

(a)     Administrative Agent shall have received counterparts of this Agreement executed by Borrowers, Administrative Agent and each Lender;

(b)     No Default or Event of Default shall exist, except for the Existing Event of Default; and

(c)     Administrative Agent shall have received such other documents, instruments and certificates as reasonably requested by Administrative Agent.

Upon the satisfaction of the conditions set forth in this Section 7, this Agreement shall be effective as of the date hereof.

8.     Limitation on Agreements. The agreements set forth herein are limited in scope as described herein and shall not be deemed (a) to be a consent under, or waiver of, any other term or condition of the Loan Agreement or any of the other Loan Documents, or (b) to prejudice any right or rights which Administrative Agent or any Lender now has or may have in the future under, or in connection with the Loan Documents, as amended or modified by this Agreement, the other Loan Documents or any of the documents referred to herein or therein.

Waiver to Loan Agreement

9.     CHOICE OF LAW; SERVICE OF PROCESS; JURY TRIAL WAIVER.

THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE EXCLUDING AND WITHOUT REGARD FOR THE CONFLICTS OF LAWS PRINCIPLES THEREOF).

THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMIT, FOR THEMSELVES AND THEIR PROPERTY, TO THE EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. BORROWER AND THE LENDER GROUP WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 9. EACH PARTY HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS SAID ADDRESS. BORROWER AND THE LENDER GROUP HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH OF BORROWERS AND MAJORITY LENDERS REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

10.     Section Headings. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

11.     Loan Document. This Agreement is a Loan Document and is subject to all provisions of the Loan Agreement applicable to Loan Documents, all of which are incorporated in this Agreement by reference the same as if set forth in this Agreement verbatim.

Waiver to Loan Agreement

12.     Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

13.     No Novation. This Agreement is given as an amendment and modification of, and not as a payment of, the Obligations and is not intended to constitute a novation of the Loan Agreement or any of the other Loan Documents. All of the Obligations owing by Borrower under the Loan Agreement and the other Loan Documents shall continue.

14.     Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither Parent nor any of its Subsidiaries may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of Administrative Agent and each of the Lenders. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto and their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Agreement.

15.     Counterparts; Telefacsimile Execution. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic means shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic means also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

16.     Expenses. Without limiting the provisions of the Loan Agreement, each Borrower agrees to pay all out of pocket costs and expenses (including without limitation reasonable fees and expenses of any counsel, financial advisor, industry advisor and agent for Administrative Agent or any Lender) incurred before or after the date hereof by Administrative Agent, any Lender and their respective Affiliates in connection with the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents.

17.     Release. As a material part of the consideration for Administrative Agent and the Lenders entering into this Agreement, each Borrower (“Releasor”) agrees as follows (the “Release Provision”):

(a)     Releasor hereby releases and forever discharges Administrative Agent, each Lender and their respective predecessors, successors, assigns, officers, managers, directors, shareholders, employees, agents, attorneys, representatives, parent corporations, subsidiaries, and affiliates (hereinafter all of the above collectively referred to as “Lender Group”) jointly and severally from any and all claims, counterclaims, demands, damages, debts, agreements, covenants, suits, contracts, obligations, liabilities, accounts, offsets, rights, actions, and causes of action of any nature whatsoever occurring prior to the date hereof, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, presently possessed, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, presently accrued, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted (“Claims”), which Releasor may have or claim to have against any of Lender Group.

Waiver to Loan Agreement

(b)     Releasor agrees not to sue any of Lender Group or in any way assist any other Person in suing Lender Group with respect to any Claim released herein. The Release Provision may be pleaded as a full and complete defense to, and may be used as the basis for an injunction against, any action, suit, or other proceeding which may be instituted, prosecuted, or attempted in breach of the release contained herein.

(c)     Releasor acknowledges, warrants, and represents to Lender Group that:

(i)     Releasor has read and understands the effect of the Release Provision. Releasor has had the assistance of independent counsel of its own choice, or has had the opportunity to retain such independent counsel, in reviewing, discussing, and considering all the terms of the Release Provision; and if counsel was retained, counsel for Releasor has read and considered the Release Provision and advised Releasor to execute the same. Before execution of this Agreement, Releasor has had adequate opportunity to make whatever investigation or inquiry it may deem necessary or desirable in connection with the subject matter of the Release Provision.

(ii)     Releasor is not acting in reliance on any representation, understanding, or agreement not expressly set forth herein. Releasor acknowledges that Lender Group has not made any representation with respect to the Release Provision except as expressly set forth herein.

(iii)     Releasor has executed this Agreement and the Release Provision thereof as its free and voluntary act, without any duress, coercion, or undue influence exerted by or on behalf of any Person.

(iv)     Releasor is the sole owner of the Claims released by the Release Provision, and Releasor has not heretofore conveyed or assigned any interest in any such Claims to any other Person.

(d)     Releasor understands that the Release Provision was a material consideration in the agreement of Administrative Agent and the Lenders to enter into this Agreement.

(e)     It is the express intent of Releasor that the release and discharge set forth in the Release Provision be construed as broadly as possible in favor of Lender Group so as to foreclose forever the assertion by Releasor of any Claims released hereby against Lender Group.

Waiver to Loan Agreement

(f)     If any term, provision, covenant, or condition of the Release Provision is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable, the remainder of the provisions shall remain in full force and effect.

18.     INTEGRATION. THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(Signature pages follow)

Waiver to Loan Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed.

BORROWERS:

TOWERSTREAM CORPORATION,

a Delaware corporation

By: /s/ Ernest Ortega

Name: Ernest Ortega

Title: Chief Executive Officer

TOWERSTREAM I, INC.,

a Delaware corporation

By: /s/ Ernest Ortega

Name: Ernest Ortega

Title: Chief Executive Officer

HETNETS TOWER CORPORATION,

a Delaware corporation

By: /s/ Ernest Ortega

Name: Ernest Ortega

Title: Chief Executive Officer

ADMINISTRATIVE AGENT: MELODY BUSINESS FINANCE, LLC, a Delaware limited liability company By: /s/ Terri Lecamp Name: Terri Lecamp Title: Authorized Signatory

MAJORITY LENDERS:

MELODY SPECIAL SITUATIONS

OFFSHORE CREDIT MINI-MASTER FUND,

L.P.

By: Melody Special Situations GP, LLC, its

general partner

By:      /s/ Terri Lecamp

Name: Terri Lecamp

Title:   Authorized Signatory

MELODY CAPITAL PARTNERS OFFSHORE

CREDIT MINI-MASTER FUND, L.P.

By: Melody Capital Partners GP, LLC, its

general partner

By:      /s/ Terri Lecamp

Name: Terri Lecamp

Title:   Authorized Signatory

MELODY CAPITAL PARTNERS ONSHORE

CREDIT FUND, L.P.

By: Melody Capital Partners GP, LLC, its

general partner

By:      /s/ Terri Lecamp

Name: Terri Lecamp

Title:   Authorized Signatory